SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 29, 2005

WAYNE SAVINGS BANCSHARES, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	0-23433 (Commission File No.)	31-1557791 (IRS Employer Identification No.)

151 N. Market St., Wooster, Ohio (Address of principal executive offices)	44691 (Zip Code)

Registrant's telephone number, including area code:  (330) 264-5767

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01     Regulation FD Disclosure

        On July 28, 2005, Wayne Savings Bancshares, Inc., the “Company” issued a press release announcing its earnings on the Company’s common stock for the quarter ended June 30, 2005. A Copy of the press release dated July 28, 2005 is attached as Exhibit 99 to this report. The press release is being furnished to the SEC and shall not be deemed to be “filed” for any purpose.

Item 9.01     Financial Statements and Exhibits

(a)	Not applicable.

(b)	Not applicable.

(c)	Exhibits.

Exhibit No. 99	Description Press release, dated July 28, 2005

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

DATE: July 29, 2005	WAYNE SAVINGS BANCSHARES, INC. By: /s/ Charles F. Finn Charles F. Finn President and Chief Executive Officer